                                                                    EXHIBIT 10.8

                                 THIRD AMENDMENT
                               TO REVOLVING CREDIT
                             AND GUARANTY AGREEMENT


         THIRD AMENDMENT, dated as of April 21, 1998 (the "Amendment"), to the REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of February 2, 1998, among BRUNO'S, INC., an Alabama corporation (the "Borrower"), a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, the Guarantors named therein (the "Guarantors"), THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), each of the other financial institutions party thereto (together with Chase, the "Banks") and THE CHASE MANHATTAN BANK, as Agent (in such capacity, the "Agent") for the Banks.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Guarantors, the Banks and the Agent are parties to that certain Revolving Credit and Guaranty Agreement, dated as of February 2, 1998, as amended by the First Amendment to Revolving Credit and Guaranty Agreement dated as of March 5, 1998 and the Second Amendment to Revolving Credit and Guaranty Agreement dated as of March 25, 1998 (as the same may be further amended, modified or supplemented from time to time, the "Credit Agreement"); and

         WHEREAS, Section 10.03(b) of the Credit Agreement provides that each Bank may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under the Credit Agreement (including, without limitation, all or a portion of its Commitment and the same portion of the related Loans at the time owing to it) by executing and delivering with such Eligible Assignee an Assignment and Acceptance in substantially the form of Exhibit D to the Credit Agreement (a copy of which is annexed hereto as Schedule
I); and

         WHEREAS, Chase wishes to assign to each of the financial institutions (other than Chase) that is named on Annex A hereto (such financial institutions other than Chase, collectively the "New Banks"), and each of the New Banks wishes to assume, a pro rata portion of Chase's interests, rights and obligations under the Credit Agreement; and

         WHEREAS, the Borrower, the Guarantors, Chase, the New Banks and the Agent have determined that the execution and delivery of this Amendment to effectuate a reallocation of the Total Commitment among Chase and the New Banks will be more expeditious and administratively efficient than the execution and delivery of a separate Assignment and Acceptance between Chase and each of the New Banks; and

         WHEREAS, upon the occurrence of the Effective Date (as hereinafter defined) of this

Amendment, each of the New Banks shall become a party to the Credit Agreement as a Bank and shall have the rights and obligations of a Bank thereunder, the respective Commitment of Chase and each of the New Banks under the Credit Agreement shall be in the amount set forth opposite its name on Annex A hereto, as the same may be reduced from time to time pursuant to Section 2.10 of the Credit Agreement and The CIT Group and First Union National Bank shall become Co-Agents for the Banks;

         NOW, THEREFORE, it is agreed:

         1. As used herein all terms that are defined in the Credit Agreement shall have the same meanings herein.

         2. The first paragraph appearing at the top of page one of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing in the penultimate line thereof and inserting in lieu thereof a comma and (ii) inserting the following at the end thereof:

                  "and THE CIT GROUP/BUSINESS CREDIT, INC. and FIRST UNION NATIONAL BANK, as Co-Agents for the Banks."

         3. Annex A to the Credit Agreement is hereby replaced in its entirety by Annex A hereto.

         4. The signature pages of the Credit Agreement are hereby amended to conform to the signature pages hereto.

         5. By its execution and delivery hereof, Chase shall be deemed to have made each of the statements set forth in clauses (i) and (ii) of paragraph 2 of the Assignment and Acceptance as if such statements were fully set forth herein at length.

         6. By its execution and delivery hereof, each of the New Banks shall be deemed to have made each of the statements set forth in clauses (i), (ii),
(iii), (iv) and (v) of paragraph 3 of the Assignment and Acceptance as if such statements were fully set forth herein at length.

         7. On the Effective Date, (i) each New Bank will pay to the Agent (for the account of Chase) such amount as represents such New Bank's pro rata portion of the aggregate principal amount of the Loans, if any, that are outstanding on the Effective Date and such New Bank's pro rata portion of the aggregate amount of the then unreimbursed drafts, if any, that were theretofore drawn under Letters of Credit, and (ii) the Agent shall pay to each of the New Banks such fees as have been previously agreed to between the Agent and such New Bank. Promptly following the occurrence of the Effective Date, and in accordance with
Section 10.03(e) of the Credit Agreement, the Agent shall record in the Register the names and addresses of each New Bank and the principal amount equal to such Bank's Commitment reflected on Annex A hereto.

         8. By its execution and delivery hereof, each of the New Banks (i) agrees that any interest, Commitment Fees and Letter of Credit Fees (pursuant to Sections 2.08, 2.20 and 2.21 of the Credit Agreement) that accrued prior to the Effective Date shall not be payable to such New Bank and authorizes and directs the Agent to deduct such amounts from any interest, Commitment Fees or Letter of Credit Fees paid after the date hereof and to pay such amounts to Chase (it being understood that interest, Commitment Fees and Letter of Credit Fees respecting the Commitment of Chase and each New Bank which accrue on or after the Effective Date shall be payable to such Bank in accordance with its Commitment), (ii) acknowledges that if such New Bank is organized under the laws of a jurisdiction outside of the United States, such New Bank has heretofore furnished to the Agent the forms prescribed by the Internal Revenue Service of the United States certifying as to such New Bank's exemption from United States withholding taxes with respect to any payments to be made to such New Bank under the Credit Agreement (or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty) and (iii) acknowledges that such New Bank has heretofore supplied to the Agent the information requested on the administrative questionnaire which is attached to the Assignment and Acceptance as Exhibit A.

         9. This Amendment shall not become effective (the "Effective Date") until (i) the date on which this Amendment shall have been executed by the Borrower, the Guarantors, Chase, the New Banks and the Agent, and the Agent shall have received evidence satisfactory to it of such execution and (ii) the payments provided for in clauses (i) and (ii) of paragraph 7 hereof shall have been made.

         10. The Borrower agrees that its obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment.

         11. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Banks may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

         12. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         13. This Amendment shall in all respects be construed in accordance with and governed by the laws of the State of New York applicable to contracts made and to be performed wholly within such State.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first above written.

                                    BORROWER:

                                    BRUNO'S, INC.

                                    By: /s/ James J. Hagan
                                       --------------------------------
                                    Title: Executive Vice President
                                           and Chief Financial Officer

                                    GUARANTORS:

                                    PWS HOLDING CORPORATION

                                    By: /s/ James J. Hagan
                                       --------------------------------
                                    Title: Executive Vice President

                                    FOOD MAX OF MISSISSIPPI, INC.

                                    By: /s/ James J. Hagan
                                       --------------------------------
                                    Title: Executive Vice President

                                    A.F. STORES, INC.

                                    By: /s/ James J. Hagan
                                       --------------------------------
                                    Title: Executive Vice President

                                    BR AIR, INC.


                                    By: /s/ James J. Hagan
                                       --------------------------------
                                    Title: Executive Vice President

                                    FOOD MAX OF GEORGIA, INC.

                                    By: /s/ James J. Hagan
                                       --------------------------------
                                    Title: Executive Vice President

                                    FOOD MAX OF TENNESSEE, INC.

                                    By: /s/ James J. Hagan
                                       --------------------------------
                                    Title: Executive Vice President

                                    FOODMAX, INC.

                                    By: /s/ James J. Hagan
                                       --------------------------------
                                    Title: Executive Vice President

                                    LAKESHORE FOODS, INC.

                                    By: /s/ Walter M. Grant
                                       --------------------------------
                                    Title: Secretary

                                    BRUNO'S FOOD STORES, INC.

                                    By: /s/ James J. Hagan
                                       --------------------------------
                                    Title: Executive Vice President

                                    GEORGIA SALES COMPANY

                                    By: /s/ James J. Hagan
                                       --------------------------------
                                    Title: Executive Vice President

                                    SSS ENTERPRISES, INC.

                                    By: /s/ James J. Hagan
                                       --------------------------------
                                    Title: Executive Vice President


                                    THE CHASE MANHATTAN BANK,
                                    INDIVIDUALLY AND AS AGENT

                                    By: /s/ Norma C. Corio
                                       --------------------------------
                                    Title: Managing Director

                                    THE CIT GROUP/BUSINESS CREDIT, INC.,
                                    INDIVIDUALLY AND AS CO-AGENT

                                    By: /s/ Eric F. Miller
                                       --------------------------------
                                    Title: Vice President

                                    FIRST UNION NATIONAL BANK,
                                    INDIVIDUALLY AND AS CO-AGENT

                                    By: /s/ Lisa Stern
                                       --------------------------------
                                    Title: Senior Vice President

                                    FOOTHILL CAPITAL CORPORATION

                                    By: /s/ Michael P. Sadtler
                                       --------------------------------
                                    Title: Senior Vice President

                                    BNY FINANCIAL CORPORATION

                                    By: /s/ Charles F. Soutar
                                       --------------------------------
                                    Title: Vice President

                                    THE TRAVELERS INSURANCE COMPANY

                                    By: /s/ A.W. Carnduff
                                       --------------------------------
                                    Title: Second Vice President

                                    BHF-BANK AKTIENGESELLSCHAFT

                                    By: /s/ John Sykes
                                       --------------------------------
                                    Title: Vice President

                                    By: /s/ Hans J. Scholz
                                       --------------------------------
                                    Title: Assistant Vice President

                                    BANKAMERICA BUSINESS CREDIT, INC.

                                    By: /s/ Ira A. Mermelstein
                                       --------------------------------
                                    Title: Vice President

                                    CREDIT AGRICOLE INDOSUEZ

                                    By: /s/ Dean Balice
                                       --------------------------------
                                    Title: Senior Vice President/
                                           Branch Manager

                                    By: /s/ Todd Voss
                                       --------------------------------
                                    Title: Vice President

                                    IBJ SCHRODER BUSINESS CREDIT CORPORATION

                                    By: /s/ Wing Louie
                                       --------------------------------
                                    Title: Vice President

                                    LASALLE BUSINESS CREDIT, INC.

                                    By: /s/ Michael Richmond
                                       --------------------------------
                                    Title: Vice President

                                    AT&T COMMERCIAL FINANCE CORPORATION

                                    By: /s/ Paul Seidenwar
                                       --------------------------------
                                    Title: Assistant

                                    DIME COMMERCIAL CORP.

                                    By: /s/ Robert V. Love
                                       --------------------------------
                                    Title: Vice President

                                    RABOBANK NEDERLAND, NEW YORK BRANCH

                                    By: /s/ Ian Reece
                                       --------------------------------
                                    Title:

                                    By: /s/ Alistair B. Turnbull
                                       --------------------------------
                                    Title: Vice President

                                                                         ANNEX A
                                                           TO THIRD AMENDMENT TO
                                                            REVOLVING CREDIT AND
                                                              GUARANTY AGREEMENT


                                     ANNEX A
                                       TO
                     REVOLVING CREDIT AND GUARANTY AGREEMENT

                     DATED AS OF APRIL 21, 1998, AS AMENDED



                                                                          COMMITMENT                     COMMITMENT
                      BANK                                                    AMOUNT                     PERCENTAGE
                      ----                                                ----------                     ----------
The Chase Manhattan Bank                                                 $18,000,000                         9.000%
270 Park Avenue
New York, New York 10017
Attn:    Ms. Norma Corio
Tel:   212-270-5176
Fax:  212-949-1459

The CIT Group/Business Credit, Inc.                                      $17,000,000                         8.500%
1211 Avenue of the Americas
New York, New York 10036
Attn:    Mr. Eric F. Miller
Tel:  212-536-1298
Fax: 212-536-1293

First Union National Bank                                                $17,000,000                         8.500%
One First Union Center
301 South College Street
Charlotte, North Carolina 28288
Attn:    Ms. Lisa Stern
Tel:  704-383-3867
Fax: 704-374-3300

Foothill Capital Corporation                                             $16,000,000                         8.000%
11111 Santa Monica Blvd.
Suite 1500
Los Angeles, California 90025
Attn:    Mr. Michael P. Sadilek
Tel:   310-996-7009
Fax:  310-479-8952

                                                                          COMMITMENT                     COMMITMENT
                      BANK                                                    AMOUNT                     PERCENTAGE
                      ----                                                ----------                     ----------
BNY Financial Corporation                                                $16,000,000                         8.000%
1290 Avenue of the Americas
New York, New York 10104
Attn:    Mr. Charles F. Soutar
Tel:   212-408-4165
Fax:  212-408-7399

The Travelers Insurance Company                                          $16,000,000                         8.000%
One Tower Square
Hartford, Connecticut 06183
Attn:    Mr. A.W. Carnduff
Tel:  860-277-9510
Fax: 860-954-5243

BHF-Bank Aktiengesellschaft                                              $14,500,000                         7.250%
590 Madison Avenue
New York, New York 10022
Attn:    Mr. John Sykes
Tel:  212-756-5939
Fax: 212-756-5536

BankAmerica Business Credit, Inc.                                        $14,500,000                         7.250%
40 East 52nd Street
New York, New York 10022
Attn:    Mr. Ira A. Mermelstein
Tel:  212-836-5248
Fax: 212-836-5168

Credit Agricole Indosuez                                                 $14,500,000                         7.250%
600 Travis Street
Suite 2340
Houston, Texas 77002
Attn:    Mr. Michael Quiray
Tel:  713-223-7006
Fax: 713-223-7029

IBJ Schroder Business Credit Corporation.                                $14,500,000                         7.250%
One State Street
New York, New York 10004
Attn:    Mr. John J. Butera
Tel:  212-858-2575
Fax: 212-858-2151

                                                                          COMMITMENT                     COMMITMENT
                      BANK                                                    AMOUNT                     PERCENTAGE
                      ----                                                ----------                     ----------
LaSalle Business Credit, Inc.                                            $14,500,000                         7.250%
477 Madison Avenue, 20th Floor
New York, New York 10022
Attn:    Mr. Michael Richmond
Tel:  212-832-6650
Fax: 212-371-2966

AT&T Commercial Finance Coporation                                       $12,500,000                         6.250%
2 Gatehall Drive
Parsippany, New Jersey 07054
Attn:    Mr. Paul Seidenwar
Tel:  973-606-4874
Fax: 973-606-4776

Dime Commercial Corp.                                                    $10,000,000                         5.000%
1180 Avenue of the Americas
Suite 510
New York, New York 10036
Attn:    Mr. Robert V. Love
Tel:   212-382-8377
Fax:  212-382-8349

Rabobank Nederland, New York Branch                                       $5,000,000                         2.500%
245 Park Avenue
New York, New York 10167
Attn:    Mr. Alistair B. Turnbull
Tel:   212-808-6848
Fax:  212-916-7821

                           TOTAL:                                       $200,000,000                       100.000%
                                                                        ============                       =======